SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 9, 2006
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SYNALLOY CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	Croft Industrial Park, P.O. Box 5627, Spartanburg, SC 29304	29304
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	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605
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INAPPLICABLE
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(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 9, 2006, the Board of Directors approved the director's compensation for the 2006-07 year. Each non-employee director elected by shareholders at the annual meeting in April will receive a retainer of $35,000, with $20,000 in cash paid quarterly and $15,000 in restricted stock. The number of restricted shares will be determined by the average of the high and low stock price on the day prior to the Annual Meeting of Shareholders. The shares granted to the directors are not registered and are subject to forfeiture in whole or in part upon the occurrence of certain events. In addition, directors will be compensated $1,500 for each Board meeting attended in person; $1,000 for each telephone Board meeting; and $1,000 for attendance at committee meetings not held on Board meeting days. The Chairman of the Board and the Audit Committee Chair will receive annual compensation of $5,000 each; and the Compensation Committee Chair will receive annual compensation of $2,500. Directors are reimbursed for travel and other expenses related to attendance at meetings. Directors who are employees are not paid extra compensation for service on the Board or any committee of the Board.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 9, 2006, the Board of Directors appointed Ronald H. Braam (age 62) a director of the Registrant to fill the vacancy created by the resignation of Ralph Matera on January 17, 2006. Mr. Braam was appointed Chief Executive Officer and President of the Registrant, effective January 1, 2006. Prior to this appointment, Mr. Braam served as the President of the Registrant's Specialty Chemicals Segment since December 1999. Mr. Braam has no family relationships with any director or executive officer of the Registrant.

Since the beginning of the Registrant's last fiscal year, Mr. Braam has not had any transactions required to be described under Item 404(a) of Regulation S-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
	(c)	Exhibits
99 Synalloy Corporation Press Release dated February 10, 2006

Please see Exhibit 99 for Registrant's fourth quarter 2006 earnings release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ GREGORY M. BOWIE
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Gregory M. Bowie
Vice President, Finance & Chief Financial Officer

Dated: February 13, 2006

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Exhibit Number	Name
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99	Press Release of Synalloy Corporation dated February 10, 2006

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